Phoenix Income and Growth Fund
                        Supplement dated December 9, 1997
                       to Prospectus dated August 28, 1997


Cover Page
The following paragraph is hereby inserted after the second paragraph on page 1 of the Prospectus.

      The Commission maintains a Web site (http://www.sec.gov) that contains this Prospectus, the Statement of Additional Information, material incorporated by reference, and other information regarding registrants that file electronically with the Commission.


Management of the Fund
The following replaces the paragraph under "The Portfolio Manager" located on page 11 of the Prospectus.

      Investment and trading decisions for the Fund are made by a team of equity investment professionals and a team of fixed income investment professionals. Steven L. Colton is the leader of the equity team and as such is primarily responsible for the day-to-day decisions related to the equity holdings in the Fund's portfolio. Mr. Colton is also Vice President and Portfolio Manager of the Phoenix Growth and Income Fund of Phoenix Equity Series Fund. Mr. Colton joined the Adviser and Phoenix Investment Counsel, Inc. in June, 1997. Previously, Mr. Colton was Portfolio Manager for the American Century Income & Growth Fund from its inception in 1990 through May 30, 1997.


PDP 693M (12/97)